Exhibit 10.3

DEBT CONVERSION AGREEMENT

This Debt Conversion Agreement (the “Agreement”) is entered into effective as of June 30, 2024 (the “Effective Date”) by and between October 3rd Holdings, LLC, a Wyoming limited liability company (“Lender”) and Brand Engagement Network Inc., a Wyoming corporation (the “Borrower”), with reference to the following facts:

WHEREAS, As of the Effective Date, Lender owes to the Borrower $420,000 (the “Debt”), pursuant to that certain Promissory Note, dated June 30, 2023, by and between the Lender and the Borrower (the “Promissory Note”);

WHEREAS, Lender desires to convert the Debt into shares of common stock, par value $0.0001 (the “Common Stock”) of Brand Engagement Network Inc., a Delaware corporation (the “Company”) and the Company desires to issue such shares of Common Stock to the Lender in order to satisfy Lender’s obligations under the Promissory Note;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Lender and the Borrower agree as follows:

1. Conversion to Common Stock. As of the Effective Date, the Debt shall be converted into shares of Common Stock at a price per share of $4.50 for an aggregate 93,333 shares of Common Stock (the “Conversion Shares”). Upon the Effective Date, the Company shall instruct its transfer agent to issue the Conversion Shares to the Lender as promptly as commercially practicable, and the Lender hereby be deemed to have acknowledged the repayment of the Debt under the Loan Agreement.

2. Lender Representations. The Borrower and the Company are causing the issuance the Conversion Shares to Lender in reliance upon the following representations made by Lender:

(a) Lender acknowledges and agrees that the Conversion Shares are characterized as “restricted securities” under the Securities Act of 1933 (as amended and together with the rules and regulations promulgated thereunder, the “Securities Act”) and that, under the Securities Act and applicable regulations thereunder, such securities may not be resold, pledged or otherwise transferred without registration under the Securities Act or an exemption therefrom. Lender acknowledges and agrees that (i) the Conversion Shares are being offered in a transaction not involving any public offering in the United States within the meaning of the Securities Act, and the Conversion Shares have not yet been registered under the Securities Act, and (ii) such Conversion Shares may be offered, resold, pledged or otherwise transferred only in a transaction registered under the Securities Act, or meeting the requirements of Rule 144, or in accordance with another exemption from the registration requirements of the Securities Act (and based upon an opinion of counsel if the Company so requests) and in accordance with any applicable securities laws of any State of the United States or any other applicable jurisdiction.

(b) Lender acknowledges and agrees that (i) the registrar or transfer agent for the Conversion Shares will not be required to accept for registration or transfer any shares except upon presentation of evidence satisfactory to the Company that the restrictions on transfer under the Securities Act have been complied with and (ii) any shares of Common Stock, whether in the form of definitive physical certificates or in book-entry, will bear a restrictive legend.

(c) Lender acknowledges and agrees that: (a) the Conversion Shares have not been registered under the Securities Act, or under any state securities laws, and are being offered and sold in reliance upon federal and state exemptions for transactions not involving any public offering; (b) Lender is acquiring Conversion Shares solely for its own account for investment purposes, and not with a view to the distribution thereof in a transaction that would violate the Securities Act or the securities laws of any State of the United States or any other applicable jurisdiction; (c) Lender is a sophisticated purchaser with such knowledge and experience in business and financial matters that it is capable of evaluating the merits and risks of purchasing the Conversion Shares; (d) Lender has had the opportunity to obtain from the Borrower and the Company such information as desired in order to evaluate the merits and the risks inherent in holding the Conversion Shares; (e) Lender is able to bear the economic risk and lack of liquidity inherent in holding the Conversion Shares; (f) Lender is an “accredited investor” within the meaning of Rule 501(a) under the Securities Act; and (g) and (g) Lender either has a pre-existing personal or business relationship with the Borrower or its officers, directors or controlling persons, or by reason of Lender’s business or financial experience, or the business or financial experience of their professional advisors who are unaffiliated with and who are not compensated by the Borrower or the Company, directly or indirectly, have the capacity to protect their own interests in connection with the purchase of the Conversion Shares.

(d) Lender’s investment in the Company pursuant to this Agreement is consistent, in both nature and amount, with Lender’s overall investment program and financial condition.

(e) Lender acknowledges that upon the issuance of the Conversion Shares that all obligations of the Borrower and the Company under or in connection with the Promissory Note shall be satisfied in full and the Promissory Note shall be deemed repaid and of no further force or effect.

(f) Lender’s principal residence is in the State of Wyoming.

3. Miscellaneous.

(a) This Agreement shall be construed and enforced in accordance with the laws of the State of Delaware.

(b) This Agreement constitutes the entire agreement between the parties and supersedes all prior oral or written negotiations and agreements between the parties with respect to the subject matter hereof. No modification, variation or amendment of this Agreement (including any exhibit hereto) shall be effective unless made in writing and signed by both parties.

(c) Each party to this Agreement hereby represents and warrants to the other party that it has had an opportunity to seek the advice of its own independent legal counsel with respect to the provisions of this Agreement and that its decision to execute this Agreement is not based on any reliance upon the advice of any other party or its legal counsel. Each party represents and warrants to the other party that in executing this Agreement such party has completely read this Agreement and that such party understands the terms of this Agreement and its significance. This Agreement shall be construed neutrally, without regard to the party responsible for its preparation.

(d) Each party to this Agreement hereby represents and warrants to the other party that (i) the execution, performance and delivery of this Agreement has been authorized by all necessary action by such party; (ii) the representative executing this Agreement on behalf of such party has been granted all necessary power and authority to act on behalf of such party with respect to the execution, performance and delivery of this Agreement; and (iii) the representative executing this Agreement on behalf of such party is of legal age and capacity to enter into agreements which are fully binding and enforceable against such party.

(e) No fractional shares will be issued upon the conversion the Debt. If Lender would otherwise be entitled to a fractional unit, any fractional units shall be rounded to the nearest whole number of units.

(f) This Agreement may be executed in any number of counterparts and may be delivered by facsimile transmission, all of which taken together shall constitute a single instrument.

IN WITNESS WHEREOF, this Agreement is entered into on July 1, 2024 and is effective as of the Effective Date.

COMPANY:

BRAND ENGAGEMENT NETWORK INC.,
a Delaware corporation

By:	/s/ Paul Chang
Name:	Paul Chang
Title:	Co-Chief Executive Officer

BORROWER:

BRAND ENGAGEMENT NETWORK INC.,
a Wyoming corporation

By:	/s/ Paul Chang
Name:	Paul Chang
Title:	Authorized Representative

LENDER:

OCTOBER 3rd HOLDINGS, LLC,
a Wyoming limited liability company

By:	/s/ Tyler Luck
Name:	Tyler Luck
Title:	Manager